INDEX TO EXHIBITS

Exhibit
   NO.                                                             METHOD OF
                                                                    FILING
  23.1     -Consent of Arthur Andersen                          Filed herewith
                                                                electronically


EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation of our report included in the Form 8-K, into the Company's previously filed Registration Statement File No. 33-99384.



                                                   ARTHUR ANDERSEN & CIA

Bogot<a'>, Colombia
 July 18, 1996